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                                  EXHIBIT 99.3


                                 ABS Term Sheet


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                       Onyx Acceptance Owner Trust 1999-C

                                 RETAIL AUTO ABS

                      $400,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER

                  $62,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $132,000,000 Class A-2 [ ]% Asset-Backed Notes

                  $91,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $91,000,000 Class A-4 [ ]% Asset-Backed Notes

                 Class I 2.25% Interest Only Asset-Backed Notes

                   $24,000,000 [ ]% Asset-Backed Certificates

                                   TERM SHEET

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at (212) 834-3720.

                       Onyx Acceptance Owner Trust 1999-C

                                 RETAIL AUTO ABS

                      $400,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER

                  $62,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $132,000,000 Class A-2 [ ]% Asset-Backed Notes

                  $91,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $91,000,000 Class A-4 [ ]% Asset-Backed Notes

                 Class I 2.25% Interest Only Asset-Backed Notes

                   $24,000,000 [ ]% Asset-Backed Certificates

                                   TERM SHEET

The attached information (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. The Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressee to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                       Onyx Acceptance Owner Trust 1999-C

                                 RETAIL AUTO ABS

                      $400,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER

                  $62,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $132,000,000 Class A-2 [ ]% Asset-Backed Notes

                  $91,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $91,000,000 Class A-4 [ ]% Asset-Backed Notes

                 Class I 2.25% Interest Only Asset-Backed Notes

                   $24,000,000 [ ]% Asset-Backed Certificates

                                   TERM SHEET

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

                       ONYX ACCEPTANCE OWNER TRUST 1999-C

                               Subject to Revision

                        TERM SHEET DATED AUGUST 23, 1999

ISSUER.......................................    Onyx Acceptance Owner Trust 1999-C, a Delaware business trust (the
                                                 "TRUST"). The Trust will be established by a trust agreement among the Seller, the Owner Trustee and the Trust Agent. The trust agreement is referred to herein as the "TRUST AGREEMENT".

SELLER.......................................    Onyx Acceptance Financial Corporation, a wholly-owned, limited purpose subsidiary of Onyx Acceptance Corporation.

SERVICER.....................................    Onyx Acceptance Corporation ("ONYX").

INDENTURE TRUSTEE............................    The Chase Manhattan Bank, as trustee under the Indenture.

OWNER TRUSTEE................................    Bankers Trust (Delaware), as trustee under the Trust Agreement.

TRUST AGENT..................................    The Chase Manhattan Bank, as agent of the Owner Trustee under the
                                                 Trust Agreement.

INSURER......................................    MBIA Insurance Corporation, as Insurer under the Insurance
                                                 Agreement ("MBIA").

CLOSING DATE.................................    On or about August 31, 1999.

THE NOTES....................................    The Trust will issue Auto Loan Backed Notes (the "NOTES") pursuant to an indenture to be dated as of August 1, 1999 (the "INDENTURE")
                                                 between the Issuer and the Indenture Trustee. The Notes will include the Class A-1 Auto Loan Backed Notes in the aggregate principal amount of $62,000,000, the Class A-2 Auto Loan Backed
                                                 Notes in the aggregate principal amount of $132,000,000, the Class
                                                 A-3 Auto Loan Backed Notes in the aggregate principal amount of
                                                 $91,000,000, the Class A-4 Auto Loan Backed Notes in the aggregate principal amount of $91,000,000 (together with the Class A-1,
                                                 Class A-2 and Class A-3 Auto Loan Backed Notes, the "CLASS A
                                                 NOTES") and the Class I Interest Only Auto Loan Backed Notes (the
                                                 "CLASS I NOTES"). The Notes will be non-recourse obligations of the Trust and will be secured by certain assets of the Trust pursuant to the Indenture.

THE CERTIFICATES.............................    The Trust will issue Auto Loan Backed Certificates (the
                                                 "CERTIFICATES" and, together with the Notes, the "SECURITIES"), in the aggregate principal amount of $24,000,000. The Certificates will represent undivided beneficial ownership interests in the
                                                 Trust and will be issued pursuant to the Trust Agreement.

THE RESIDUAL INTERESTS.......................    The Trust will issue certificates representing the Residual
                                                 Interests in the Trust. The Residual Interests are not offered for sale.


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
TRUST PROPERTY...............................    The Trust's assets will include:

                                                 o  a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "CONTRACTS"), each of which was purchased from the Seller and each of which is secured by a new or used automobile, light-duty truck or van;

                                                 o  certain documents relating to the Contracts;

                                                 o  certain monies received with respect to the Contracts on or after the Cut-Off Date for such Contracts;

                                                 o  security interests in the financed vehicles and the rights to receive proceeds from claims on certain insurance policies covering the financed vehicles or the individual obligors under each related Contract;

                                                 o  all amounts on deposit in certain specified accounts (excluding any investment income credited to the Collection Account, which will be paid to the Servicer);

                                                 o  the right of the Seller to cause Onyx to repurchase certain
                                                    Contracts under specified circumstances; and

                                                 o  all proceeds of the foregoing.

                                                 Pursuant to the Indenture, the Trust will grant a security interest in the Trust Property (excluding the Certificate
                                                 Distribution Account) in favor of the Indenture Trustee, on behalf of the Noteholders, and for the benefit of MBIA in support of the obligations owing to MBIA under the Insurance Agreement.

CONTRACTS....................................    The Trust's main source of funds for making payments on the
                                                 Securities will be collections on the Contracts. The Trust will acquire certain Contracts with a total principal balance of
                                                 $321,687,160.67 as of August 1, 1999. Such Contracts are referred to herein as the "INITIAL CONTRACTS" and August 1, 1999 is referred to as the "INITIAL CUT-OFF DATE". The total principal balance of the Initial Contracts as of the Initial Cut-Off Date is
                                                 referred to as the "INITIAL CUT-OFF POOL Balance".

                                                 The Trust will acquire certain additional Contracts that have been or will be originated or purchased after the Initial Cut-Off Date but on or before August 24, 1999. Such Contracts are referred to herein as the "SUBSEQUENT CONTRACTS" and August 24, 1999 is referred to as the "FINAL CUT-OFF DATE". The total principal balance of the Initial Contracts as of the Initial Cut-Off Date
                                                 and the Subsequent Contracts as of the Final Cut-Off Date, which will be approximately $400,000,000, is referred to as the
                                                 "ORIGINAL POOL BALANCE".

                                                 The Trust will acquire the Contracts from the Seller pursuant to a
                                                 Sale and Servicing Agreement dated as of August 1, 1999 (the "SALE
                                                 AND SERVICING AGREEMENT").

                                                 The term "CUT-OFF DATE" as used herein refers to the Initial
                                                 Cut-Off Date for the Initial Contracts and the Final Cut-Off Date
                                                 for the Subsequent Contracts.


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
                                                 As of the Initial Cut-Off Date, the Initial Contracts had the
                                                 following characteristics:

                                                 Weighted average annual percentage rate:  14.86%
                                                 Weighted average remaining term:          56.27 months
                                                 Contracts that allocate interest and principal
                                                  by the rule of 78's or actuarial method: 11.30% (by Initial Cut-Off Pool Balance)
                                                 Contracts that allocate interest and principal
                                                  by the simple interest method:           88.70% (by Initial Cut-Off Pool Balance)
                                                 Contracts secured by new vehicles:        15.28% (by Initial Cut-Off Pool Balance)
                                                 Contracts secured by used vehicles:       84.72% (by Initial Cut-Off Pool Balance)
                                                 Contracts originated in California:*      28.84% (by Initial Cut-Off Pool Balance)

                                                 *  As of the Initial Cut-Off Date, the aggregate principal balances of Initial Contracts originated in any single state other than California did not exceed 8.30% of the Initial
                                                    Cut-Off Pool Balance.

                                                 No Initial Contract has, and no Subsequent Contract will have, a scheduled maturity date later than October 5, 2005.

                                                 Although the financial and other data for the Subsequent Contracts will differ from the characteristics of the Initial Contracts set forth above, the characteristics of the Contracts as a whole will not vary materially from the characteristics of the Initial
                                                 Contracts.

DISTRIBUTION DATE............................    Interest and principal on the Notes and the Certificates will be payable on the 15th day of each month. If the 15th day of a month is not a business day, then the payment for that month will be made on the next succeeding business day. The first payment will be due on September 15, 1999.

                                                 A business day is a day other than a Saturday, Sunday or other day on which commercial banks located in California or New York are authorized or required to be closed.

TERMS OF THE CLASS A NOTES:

A.  INTEREST.................................    Class A-1 Rate: ______% per annum.
                                                 Class A-2 Rate: ______% per annum.
                                                 Class A-3 Rate: ______% per annum.
                                                 Class A-4 Rate: ______% per annum.

                                                 With respect to each Distribution Date, interest on the principal balance of each class of the Class A Notes will accrue at its respective per annum interest rate during the period from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the applicable Distribution Date and will be payable to the related Noteholders monthly on each related Distribution
                                                 Date commencing September 15, 1999. Interest on the Class A Notes will be calculated on the basis of a 360-day year of twelve 30-day months, with the exception of the Class A-1 Notes, with respect to which interest will be calculated on the basis of a 360-day year and the actual number of days in the related accrual period.

B.  PRINCIPAL................................    The Trust will make payments of principal on Class A Notes monthly, on each Distribution Date, in an amount generally equal to the Class A Note Principal Distributable Amount for such
                                                 Distribution Date.


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
                                                 No principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full; no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and no principal payments will be made on the
                                                 Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                                 The Trust must pay the outstanding principal amount of each class of Class A Notes, to the extent not previously paid, by the
                                                 Distribution Date occurring in the following months:

                                                 CLASS       FINAL SCHEDULED DISTRIBUTION DATE
                                                 -----       ---------------------------------

                                                  A-1        September 2000

                                                  A-2        April 2002

                                                  A-3        April 2003

                                                  A-4        May 2004

                                                 The final scheduled Distribution Dates set forth above are referred to herein as the "FINAL SCHEDULED DISTRIBUTION DATE" for each class of Class A Notes. The outstanding principal balance of each class of Class A Notes is expected be paid in full earlier, and could be paid significantly earlier, than the Final Scheduled
                                                 Distribution Date for such class, depending on a variety of factors.

                                                 The "ACCELERATED PRINCIPAL COMMENCEMENT DATE" means the first
                                                 Distribution Date on which (i) the aggregate principal balance of the Contracts (the "POOL BALANCE") as of such Distribution Date is equal to or less than 15% of the Original Pool Balance, and (ii)
                                                 the amount on deposit in the Spread Account is equal to or greater than the Spread Account Maximum (after giving effect to any deposit thereto on such Distribution Date).

                                                 The "ACCELERATED PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date occurring on or after the
                                                 Accelerated Principal Commencement Date, the amount which would remain on deposit in the Payment Account for such Distribution
                                                 Date after making all other payments required to be made on such
                                                 Distribution Date pursuant to the Sale and Servicing Agreement without regard to the inclusion of such amount as part of the
                                                 Class A Note Principal Distributable Amount. The Accelerated
                                                 Principal Distributable Amount shall only be included in the Class
                                                 A Note Principal Distributable Amount until all of the Class A
                                                 Notes have been paid in full, and shall not be included in the
                                                 Certificate Principal Distributable Amount at any time.

                                                 The "CLASS A NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Class A Note
                                                 Principal Distributable Amount for such Distribution Date over the amount in respect of principal that is actually deposited in the
                                                 Note Distribution Account on such Distribution Date.

                                                 The "CLASS A NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the Note
                                                 Percentage of the Regular Principal Distributable Amount for such
                                                 Distribution Date, (ii) the Accelerated Principal Distributable
                                                 Amount, if any, for such Distribution Date and (iii) any
                                                 outstanding Class A Note Principal Carryover Shortfall for the
                                                 immediately preceding Distribution Date; provided, however, that the Class A Note Principal


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
                                                 Distributable Amount shall not exceed the aggregate outstanding principal amount of the Class A Notes. Notwithstanding the foregoing, the Class A Note Principal Distributable Amount on the
                                                 Final Scheduled Distribution Date for each class of Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the related class of Class A Notes to zero.

                                                 A "COLLECTION PERIOD" with respect to a Distribution Date will be the calendar month preceding the month in which such Distribution
                                                 Date occurs; provided, that with respect to Liquidated Contracts the Collection Period will be the period from but excluding the sixth business day preceding the immediately preceding
                                                 Distribution Date to and including the sixth business day
                                                 preceding such Distribution Date. With respect to the first
                                                 Distribution Date, the "COLLECTION PERIOD" for Liquidated
                                                 Contracts will be the period from and including the Cut-Off Date to and including the sixth business day preceding such first
                                                 Distribution Date.

                                                 A "CRAM DOWN LOSS" means, with respect to a Contract, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Contract or otherwise modifying or restructuring the scheduled payments to be made on such Contract, an amount equal to (i) the excess of the
                                                 Principal Balance of such Contract immediately prior to such order over the Principal Balance of such Contract as so reduced and/or
                                                 (ii) if such court shall have issued an order reducing the effective rate of interest on such Contract, the excess of the
                                                 Principal Balance of such Contract immediately prior to such order over the net present value of the scheduled payments as so modified or restructured.

                                                 A "DEFAULTED CONTRACT" with respect to any Collection Period is a
                                                 Contract (i) which is, at the end of such Collection Period, delinquent in the amount of at least two monthly installments of monthly principal and interest or (ii) with respect to which the related financed vehicle has been repossessed or repossession efforts with respect to the related financed vehicle have been commenced.

                                                 A "LIQUIDATED CONTRACT" is a Contract that (i) is the subject of a full prepayment; (ii) is a Defaulted Contract with respect to which liquidation proceeds constituting, in the Servicer's reasonable judgment, the final amounts recoverable have been received and deposited in the Collection Account; (iii) is paid in full on or after its maturity date; or (iv) has been a Defaulted
                                                 Contract for four or more Collection Periods and as to which liquidation proceeds have not been deposited in the Collection
                                                 Account; provided, however, that in any event a Contract that is delinquent in the amount of five monthly installments of monthly principal and interest at the end of a Collection Period shall be deemed to be a Liquidated Contract and shall be deemed to have a balance of zero.

                                                 The "NOTE PERCENTAGE" means (i) for each Distribution Date prior to the Distribution Date on which the principal amount of the
                                                 Class A-4 Notes is reduced to zero, 100%, (ii) on the Distribution
                                                 Date on which the principal amount of the Class A-4 Notes is reduced to zero, (a) 100% until the principal amount of the Class
                                                 A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular Principal Distributable Amount,
                                                 0%; and (iii) for each


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
                                                 Distribution Date after the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 0%.

                                                 The "PRINCIPAL BALANCE" means, with respect to a Contract, as of any date, the amount financed under the terms of such Contract minus (i) that portion of monthly principal and interest payments in respect of such Contract received on or prior to the end of the most recently ended Collection Period and allocable to principal as determined by the Servicer and (ii) any Cram Down Loss incurred in respect of such Contract on or prior to the end of the most recently ended Collection Period. For purposes of this definition, allocations of monthly principal and interest payments on each
                                                 Contract by the Servicer shall be made in accordance with the terms of such Contract, in the case of a simple interest contract or actuarial contract, or in accordance with the recomputed actuarial method, in the case of a rule of 78's contract.

                                                 A "PURCHASED CONTRACT" means a Contract that (i) has been
                                                 purchased by Onyx or the Seller because of certain material defects in documents related to such Contract or certain breaches of representations and warranties regarding such Contract made by the Seller in the Sale and Servicing Agreement that materially and adversely affect the interests of the securityholders or the
                                                 Insurer, (ii) has been purchased by the Servicer because of certain breaches of servicing covenants or (iii) has been
                                                 purchased by the Servicer in the event of an Optional Purchase.

                                                 The "REGULAR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount equal to the sum of the following amounts with respect to the related Collection Period:
                                                 (i) collections received on Contracts (other than Liquidated
                                                 Contracts and Purchased Contracts) allocable to principal as determined by the Servicer, including full and partial principal prepayments (other than partial prepayments on Contracts that allocate principal and interest based on the rule of 78's or the actuarial method, representing payments not due in such Collection
                                                 Period, which will be deposited into the Payahead Account), (ii)
                                                 the Principal Balance of all Contracts (other than Purchased
                                                 Contracts) that became Liquidated Contracts during the related
                                                 Collection Period, (iii) the Principal Balance as of the date of purchase of all Contracts that became Purchased Contracts as of the immediately preceding record date and (iv) the aggregate amount of Cram Down Losses incurred during the related Collection
                                                 Period.

C.  MANDATORY PARTIAL REDEMPTION.............    If the proceeds from the sale of the Securities is greater than the Original Pool Balance, the Trust will partially redeem the
                                                 Class A-1 Notes on the first Distribution Date. In such event, the
                                                 Indenture Trustee will distribute principal to the Class A-1
                                                 Noteholders in an amount equal to the excess of the proceeds over the Original Pool Balance.

TERMS OF THE CLASS I NOTES:

A.  INTEREST:................................    The Class I Notes are interest only notes which will not be entitled to any principal payments. Interest will accrue on the
                                                 Notional Principal Amount of the Class I Notes at the rate of
                                                 2.25% per annum (the "CLASS I RATE"). The Notional Principal
                                                 Amount represents a


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
                                                 designated portion of the principal component of the Contracts, originally $299,238,998.35 (the "ORIGINAL NOTIONAL PRINCIPAL
                                                 AMOUNT"). Payments of interest on the Class I Notes will be subordinated to payments of interest on the Class A Notes on each
                                                 Distribution Date. On the Final Scheduled Distribution Date for a
                                                 class of Class A Notes, interest on the Class I Notes will be subordinated to payments of principal then due on such class of
                                                 Class A Notes.

B.  PLANNED AMORTIZATION:....................    The Class I Notes represent an interest only planned amortization class. The planned amortization feature is intended to reduce the uncertainty to investors in the Class I Notes with respect to prepayments. This is accomplished by basing the reduction in the
                                                 Notional Principal Amount on a principal paydown schedule rather than on the reduction in the actual Pool Balance. Solely for the purpose of calculating the amount payable with respect to the
                                                 Class I Notes, the aggregate principal balance of the Contracts will be divided into two notional principal components, the "PAC
                                                 COMPONENT" and the "COMPANION COMPONENT". The "Notional Principal
                                                 Amount" will be equal to the PAC Component, initially
                                                 $299,238,998.35. The sum of the PAC Component and the Companion
                                                 Component will at all times equal the then aggregate unpaid principal balance of the Contracts. The principal paydown schedule for the Class I Notes is referred to as the "PLANNED NOTIONAL
                                                 PRINCIPAL AMOUNT Schedule", pursuant to which principal will be allocated to the PAC Component and the Companion Component, as
                                                 described below. As the PAC Component is reduced, the Notional
                                                 Principal Amount and payments to the holders of Class I Notes will also be reduced.

                                                 On each Distribution Date, the Regular Principal Distributable
                                                 Amount will be allocated first to the PAC Component up to the amount necessary to reduce the PAC Component to the amount specified in the Planned Notional Principal Amount Schedule (the
                                                 "PLANNED NOTIONAL PRINCIPAL AMOUNT") for such Distribution Date, second, to the Companion Component until the balance thereof is reduced to zero, and third, to the PAC Component, without regard to the Planned Notional Principal Amount for such Distribution
                                                 Date. The foregoing allocations will be made solely for purposes of calculating the Notional Principal Amount and, correspondingly, the amount of interest payable with respect to the Class I Notes.
                                                 The Class I Notes are not entitled to receive any principal payments, except in the limited case of the acceleration of the
                                                 Notes by the Class A Noteholders or the Insurer. See "Terms of the
                                                 Class I Notes - Acceleration" below.


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
                                                         PLANNED NOTIONAL PRINCIPAL AMOUNT SCHEDULE*

                                                                                           Planned Notional
                                                            Distribution Date              Principal Amount
                                                            -----------------              ----------------
                                                 Initial................................   $ 299,238,998.35

                                                 September 1999.........................     290,279,241.34

                                                 October 1999...........................     279,247,972.02

                                                 November 1999..........................     268,311,444.95

                                                 December 1999..........................     257,471,834.96

                                                 January 2000...........................     246,731,356.69

                                                 February 2000..........................     236,092,265.20

                                                 March 2000.............................     225,556,856.68

                                                 April 2000.............................     215,127,469.11

                                                 May 2000...............................     204,806,482.95

                                                 June 2000..............................     194,596,321.82

                                                 July 2000..............................     184,499,453.28

                                                 August 2000............................     174,530,018.15

                                                 September 2000.........................     164,678,653.82

                                                 October 2000...........................     154,947,955.71

                                                 November 2000..........................     145,340,565.88

                                                 December 2000..........................     135,859,173.85

                                                 January 2001...........................     126,506,517.36

                                                 February 2001..........................     117,287,251.61

                                                 March 2001.............................     108,202,297.86

                                                 April 2001.............................      99,254,541.99

                                                 May 2001...............................      90,446,921.26

                                                 June 2001..............................      81,782,425.24

                                                 July 2001..............................      73,368,004.08

                                                 August 2001............................      65,099,408.82

                                                 September 2001.........................      57,003,699.27

                                                 October 2001...........................      49,059,212.07

                                                 November 2001..........................      41,269,105.12

                                                 December 2001..........................      33,636,591.78

                                                 January 2002...........................      26,164,941.78

                                                 February 2002..........................      18,857,482.14

                                                 March 2002.............................      11,751,697.19

                                                 April 2002.............................       5,082,543.91

                                                 May 2002...............................       1,760,837.87

                                                 June 2002..............................         387,341.80

                                                 July 2002..............................                  0

                                                 *Planned Notional Principal Amount Schedule is structured to maturity from 1.5% to 3.0% ABS

                                                 The Class I Notes will not be entitled to any distributions after the Notional Principal Amount has been reduced to zero.

C.   YIELD CONSIDERATIONS....................    The Class I Notes are interest only notes. Although the planned amortization feature of the Class I Notes is intended to reduce the uncertainty of prepayments with respect to the Class I Notes, if the Contracts prepay very quickly, the Notional Principal
                                                 Amount of the Class I Notes may be reduced more quickly than provided in the Planned Notional Principal Amount Schedule, thereby reducing the yield to the holders of the Class I Notes.
                                                 The yield to maturity on the Class I Notes will therefore be sensitive to significant increases in the rate of prepayments, including voluntary prepayments and prepayments due to
                                                 liquidation.

D.   ACCELERATION............................    If the Class I Notes are accelerated following an event of default under the Indenture, the holders of Class I Notes will be entitled to be paid an imputed principal amount and accrued interest from amounts collected (subject to the senior rights of the Class A
                                                 Notes and of the Servicer, Indenture Trustee, Owner Trustee and
                                                 Trust Agent to accrued and unpaid fees).

TERMS OF THE CERTIFICATES:

A.   INTEREST................................    Certificate Rate:  ______% per annum.

                                                 Interest on the Certificates will accrue monthly at the
                                                 Certificate Rate and will be payable to Certificateholders monthly on each related Distribution Date commencing September 15, 1999.
                                                 Interest on the Certificates will be calculated on the basis of a
                                                 360-day year of twelve 30-day months.

                                                 The "CERTIFICATE PRINCIPAL BALANCE" will equal $24,000,000 (the
                                                 "ORIGINAL CERTIFICATE BALANCE") on the Closing Date and on any
                                                 date thereafter will equal the Original Certificate Balance reduced by all distributions of principal previously made in respect of the Certificates. Distributions of interest on the
                                                 Certificates will be subordinated to payments of interest on the
                                                 Notes on each Distribution Date. On the Final Scheduled
                                                 Distribution Date for a class of Notes, interest on the
                                                 Certificates will be subordinated to payments of principal then due on such class of Notes.

B.  PRINCIPAL................................    No principal will be paid on the Certificates until all of the
                                                 Class A Notes have been paid in full. On the Distribution Date that the Class A Notes are paid in full, and on each succeeding
                                                 Distribution Date, the Trust will make payments of principal on the Certificates in an amount equal to the Certificate Principal
                                                 Distributable Amount for such Distribution Date.

                                                 The "CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the Certificate
                                                 Percentage of the Regular Principal Distributable Amount for such
                                                 Distribution Date and (ii) any outstanding Certificate Principal
                                                 Carryover Shortfall for the immediately preceding Distribution
                                                 Date; provided, however, that the Certificate Principal
                                                 Distributable Amount shall not exceed the Certificate Balance.
                                                 Notwithstanding the foregoing, the Certificate Principal
                                                 Distributable Amount on the Final Scheduled Distribution Date for
                                                 the Certificates shall not be less than the amount that is necessary to reduce the outstanding principal amount of the
                                                 Certificates to zero.

                                                 The "CERTIFICATE PERCENTAGE" means (i) for each Distribution Date prior to the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 0%, (ii) on the
                                                 Distribution Date on which the principal amount of the Class A-4
                                                 Notes is reduced to zero, (a) 0% until the principal amount of the
                                                 Class A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular Principal Distributable
                                                 Amount, 100%; and (iii) for each Distribution Date after the
                                                 Distribution Date on which the principal amount of the Class A-4
                                                 Notes is reduced to zero, 100%.

                                                 The "CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Certificate
                                                 Principal Distributable Amount over the amount in respect of principal that is actually deposited in the Certificate
                                                 Distribution Account on such Distribution Date.

                                                 The Trust must pay the outstanding principal amount of the
                                                 Certificates, to the extent not previously paid, by the
                                                 Distribution Date occurring in March, 2006. This date is referred to herein as the "FINAL SCHEDULED DISTRIBUTION DATE" for the
                                                 Certificates. The outstanding principal balance of the
                                                 Certificates is expected to be paid in full earlier, and could be paid significantly earlier, than the Final Scheduled Distribution
                                                 Date for the Certificates, depending on a variety of factors.

OPTIONAL PURCHASE............................    The Servicer may, but is not obligated to, purchase the Contracts on any Distribution Date on which the principal balance of the
                                                 Contracts has declined to 10% or less of the Original Pool Balance and the Notional Principal Amount of the Class I Notes has been reduced to zero. If the Servicer exercises this purchase option
                                                 (an "OPTIONAL PURCHASE"), all of the Class A Notes then
                                                 outstanding will be redeemed, and all of the Certificates then outstanding will be prepaid.

THE SPREAD ACCOUNT...........................    The Indenture Trustee will establish a segregated trust account, entitled "Spread Account - OT 1999-C, The Chase Manhattan Bank,
                                                 Indenture Trustee", for the benefit of the securityholders and
                                                 MBIA (the "SPREAD ACCOUNT"). The Spread Account will be an asset of the Trust. The securityholders will be afforded certain limited protection against losses on the Contracts by the establishment of the Spread Account.

                                                 On each Distribution Date, net collections remaining after required distributions have been made in respect of the Servicer, the Owner Trustee, the Indenture Trustee, the Trust Agent, the
                                                 Noteholders, the Certificateholders and the Insurer will be deposited in the Spread Account, up to a maximum amount calculated as the parties to the Insurance Agreement and the rating agencies may agree (the "SPREAD ACCOUNT MAXIMUM"). On each Distribution
                                                 Date, funds will be withdrawn from the Spread Account to cover any shortfalls in amounts available to pay (i) the Servicing Fee and certain fees of the Indenture Trustee, the Owner Trustee and the
                                                 Trust Agent, and (ii) interest and principal on the Securities. If the amount on deposit in the Spread Account on any Distribution
                                                 Date (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date) is greater than the Spread
                                                 Account Maximum, the Indenture Trustee will distribute any excess first, to the Insurer, to the extent of

                                                 any amounts owing to the Insurer pursuant to the Insurance
                                                 Agreement, and then to the holders of the Residual Interests in the Trust. Upon any such distributions to the Insurer or the holders of the Residual Interests, the securityholders will have no further rights in, or claims to, such amounts.

THE INSURANCE POLICY.........................    On the Closing Date, MBIA will issue an insurance policy in favor of the Indenture Trustee, for the benefit of the securityholders.
                                                 The insurance policy issued by MBIA is referred to herein as the
                                                 "POLICY", and the insurance agreement pursuant to which the Policy is issued is referred to as the "INSURANCE AGREEMENT".

                                                 Pursuant to the Policy, MBIA will irrevocably and unconditionally guarantee timely payment of interest due on the Notes and the
                                                 Certificates and ultimate payment of principal due on the Class A
                                                 Notes and the Certificates. MBIA's obligations under the Policy will be discharged to the extent that amounts due under the Policy are received by the Indenture Trustee, whether or not such amounts are properly applied by the Indenture Trustee.

                                                 MBIA will not guarantee payments of principal on any class of
                                                 Notes or on the Certificates at any time other than the payment of the outstanding principal amount of a class of Class A Notes or of the Certificates on the Final Scheduled Distribution Date for such class of Class A Notes or the Certificates, and will not guarantee payment of any Accelerated Principal Distributable Amount or any
                                                 amounts which become due on an accelerated basis as a result of
                                                 (a) a default by the Trust, (b) the occurrence of an event of default under the Indenture or (c) any other cause. MBIA may elect, in its sole discretion, to pay in whole or in part such principal due upon acceleration. In addition, MBIA may elect, in its sole discretion, to pay all or a portion of certain shortfalls of funds available to make certain distributions of principal on the Class A Notes or the Certificates on a Distribution Date.

SERVICING FEE................................    The Servicer will be responsible for managing, administering, servicing, and collecting on the Contracts. As compensation for its services, the Servicer will receive a monthly fee equal to the product of one-twelfth of 1% per annum multiplied by the Pool
                                                 Balance as of the end of the immediately preceding Collection
                                                 Period (the "SERVICING FEE"). As additional compensation, the
                                                 Servicer will be entitled to any late fees and other
                                                 administrative fees and expenses or similar charges collected with respect to the Contracts. The Servicer or its designee will also receive as servicing compensation (i) net investment earnings on funds credited to the Collection Account and the Payahead Account and (ii) with respect to each rule of 78's Contract that is prepaid in full prior to its maturity date, the amount, if any, by which the outstanding principal balance of such rule of 78's
                                                 Contract exceeds the Principal Balance of such Contract at the time of such prepayment (provided, that each amount payable to the
                                                 Servicer under this clause (ii) will be deposited in the Spread
                                                 Account and applied in accordance with the Insurance Agreement).

FEDERAL INCOME TAX STATUS....................    In the opinion of Andrews & Kurth L.L.P., for federal income tax purposes, the Class A Notes will, and the Class I Notes should, be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness and each
                                                 Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the
                                                 Certificateholders are partners for federal income tax purposes.

ERISA CONSIDERATIONS.........................    Subject to the considerations discussed under "ERISA
                                                 Considerations" in the Prospectus Supplement and in the
                                                 Prospectus, the Class A Notes are eligible for purchase by employee benefit plans that are subject to ERISA. However, neither an employee benefit plan subject to ERISA or Section 4975 of the
                                                 Internal Revenue Code of 1986 nor an individual retirement account is eligible to purchase the Class I Notes or the Certificates. Any benefit plan fiduciary considering purchase of the Certificates should, among other things, consult with its counsel in
                                                 determining whether all required conditions have been satisfied.

LEGAL INVESTMENT.............................    The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company
                                                 Act of 1940, as amended.

RATING.......................................    At the Closing Date, Standard & Poor's Ratings Services, a
                                                 division of The McGraw-Hill Companies, Inc., and Moody's Investors
                                                 Service, Inc. will rate the Notes and the Certificates in the highest rating category for such securities. The ratings of the
                                                 Notes and the Certificates will be based substantially on the issuance of the Policy by MBIA. The ratings of the Class I Notes do not address the possibility that rapid rates of principal prepayments on the Contracts could result in a failure of the holders of the Class I Notes to fully recover their investment.

REGISTRATION OF THE SECURITIES...............    Initially, the Securities will be in the form of one or more certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company. If you acquire an interest in the
                                                 Notes or the Certificates through The Depository Trust Company, you will not be entitled to receive a definitive security, except in the event that definitive securities are issued in certain limited circumstances.

                                  THE CONTRACTS

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date which had an Initial Cut-Off Pool Balance of $321,687,160.67. Data concerning all of the Contracts will be available to purchasers of the Securities at or before the initial delivery of the Securities and will be filed with the SEC on Form 8-K within 15 days after the initial delivery of the Securities. While the financial and other data for the Subsequent Contracts will differ from the data below for the Initial Contracts, the characteristics of the Contracts as a whole will not vary materially from the characteristics of the Initial Contracts described below.

                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance.................................$321,687,160.67

Number of Contracts..................................................26,419

Average principal balance outstanding............................$12,176.36

Average original amount financed.................................$12,290.66

Original amount financed (range)......................$925.96 to $67,650.00

Weighted average APR................................................14.863%

APR (range)...............................................5.900% to 25.980%

Weighted average original term...................................57.09 mos.

Original term (range).........................................12 to 72 mos.

Weighted average remaining term..................................56.27 mos.

Remaining term (range).........................................6 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                                  NUMBER OF       % OF                         % OF INITIAL
                                   INITIAL       INITIAL       PRINCIPAL         CUT-OFF
    APR RANGE                     CONTRACTS     CONTRACTS       BALANCE        POOL BALANCE
    ---------                     ---------     ---------       -------        ------------
 0.000% to 6.000%.............            3         0.01         43,487.66           0.01

 6.001% to 7.000%.............           25         0.09        369,006.72           0.11

 7.001% to 8.000%.............          689         2.61     10,830,421.35           3.37

 8.001% to 9.000%.............        1,009         3.82     15,021,913.72           4.67

 9.001% to 10.000%............        1,313         4.97     18,082,675.97           5.62

10.001% to 11.000%............        1,246         4.72     16,687,641.95           5.19

11.001% to 12.000%............        1,372         5.19     18,082,128.54           5.62

12.001% to 13.000%............        1,678         6.35     21,540,478.64           6.70

13.001% to 14.000%............        2,326         8.80     30,071,410.83           9.35

14.001% to 15.000%............        2,704        10.24     33,939,776.69          10.55

15.001% to 16.000%............        3,119        11.81     38,650,661.51          12.01

16.001% to 17.000%............        2,871        10.87     34,771,700.86          10.81

17.001% to 18.000%............        2,591         9.81     29,313,294.57           9.11

18.001% to 19.000%............        1,571         5.95     17,095,053.19           5.31

19.001% to 20.000%............        1,302         4.93     13,415,283.92           4.17

20.001% to 21.000%............        1,656         6.27     16,861,165.27           5.24

21.001% to 22.000%............          548         2.07      4,042,631.94           1.26

22.001% to 23.000%............          147         0.56      1,144,996.04           0.36

23.001% to 24.000%............          107         0.41        827,255.09           0.26

24.001% to 25.000%............          139         0.53        878,267.02           0.27

25.001% to 26.000%                        3         0.01         17,909.19           0.01

          Totals..............       26,419       100.00*   321,687,160.67         100.00*

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                      NUMBER      % OF                            % OF
                    OF INITIAL   INITIAL       PRINCIPAL      INITIAL CUT-OFF
                    CONTRACTS   CONTRACTS       BALANCE        POOL BALANCE
                    ----------  ---------      ---------      ---------------
Arizona                 1,063      4.02       12,725,319.08         3.96

California              7,355     27.84       92,768,582.38        28.84

Colorado                  591      2.24        6,810,909.03         2.12

Delaware                   64      0.24          865,687.42         0.27

Florida                 2,295      8.69       26,705,437.75         8.30

Georgia                 1,711      6.48       21,528,503.94         6.69

Idaho                     274      1.04        2,964,926.85         0.92

Illinois                1,940      7.34       23,669,197.04         7.36

Indiana                   605      2.29        7,062,270.45         2.20

Iowa                       86      0.33        1,068,100.21         0.33

Kentucky                  133      0.50        1,443,292.83         0.45

Maryland                  456      1.73        5,975,965.14         1.86

Michigan                1,265      4.79       14,935,680.08         4.64

Mississippi                15      0.06          159,795.14         0.05

Missouri                   68      0.26          840,116.25         0.26

Montana                     2      0.01            9,342.82         0.00

Nevada                    664      2.51        7,745,099.78         2.41

New Jersey              1,781      6.74       21,546,981.46         6.70

North Carolina          1,136      4.30       14,235,448.89         4.43

Oklahoma                   95      0.36        1,265,587.95         0.39

Oregon                    737      2.79        8,206,579.22         2.55

Pennsylvania              554      2.10        6,699,631.56         2.08

South Carolina            496      1.88        5,725,604.42         1.78

Tennessee                 606      2.29        7,657,661.56         2.38

Texas                     636      2.41        7,993,698.77         2.48

Virginia                  783      2.96        9,909,233.19         3.08

Washington              1,008      3.82       11,168,507.46         3.47


       Totals          26,419    100.00*     321,687,160.67       100.00*

----------------
* Percentages may not add to 100% because of rounding.

                      DELINQUENCY AND LOAN LOSS INFORMATION

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 1996. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx, a subsidiary of Onyx, or others, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.

         DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                         AT DECEMBER 31,     AT DECEMBER 31,      AT DECEMBER 31,         AT JUNE 30,            AT JUNE 30,
                              1996                1997                 1998                  1998                   1999
                        -----------------  ------------------  --------------------   -------------------   --------------------
                         AMOUNT      NO     AMOUNT       NO      AMOUNT       NO        AMOUNT       NO       AMOUNT        NO
                        --------   ------  --------    ------  ----------   -------   ----------   ------   ----------   -------
Servicing portfolio     $400,665   38,275  $757,277    73,502  $1,345,961   131,862   $1,009,246   98,918   $1,729,338   169,309

Delinquencies

  30-59 days(1)(2).       $5,022      478   $11,902     1,211  $   26,410     2,766   $    9,041      921   $   21,800     2,294

  60-89 days(1)(2).       $1,816      162    $3,370       346  $    6,876       691   $    2,473      244   $    7,891       783

  90+ days(1)(2)...       $1,279      111    $3,743       316  $    4,790       455   $    3,552      332   $    7,130       673

  Total delinquencies
   as a percent of
   servicing portfolio      2.03%    1.96%     2.51%     2.55%       2.83%     2.97%        1.49%    1.51%        2.13%     2.21%

----------

(1) Delinquencies include principal amounts only, net of repossessed inventory. Repossessed inventory as a percent of the servicing portfolio was 0.48%, 1.17% and 0.62% at December 31, 1996, 1997 and 1998, respectively, and 0.73%
    and 0.65% at June 30, 1998 and 1999, respectively.

(2) The period of delinquency is based on the number of days payments are contractually past due.

          LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                YEAR ENDED DECEMBER 31,         SIX MONTHS ENDED JUNE 30,
                                         -----------------------------------    -------------------------
                                           1996         1997          1998          1998          1999
                                         --------     --------    ----------    ----------    ----------
Number of Motor Vehicle Contracts
outstanding.........................       38,275       73,502       131,862        98,918       169,309

Period end outstanding..............     $400,665     $757,277    $1,345,961    $1,009,246    $1,729,338

Average outstanding.................     $311,340     $563,343    $1,023,237      $875,657    $1,532,269

Number of gross charge-offs.........          987        2,161         3,761         1,756         2,862

Gross charge-offs...................     $5,789.2    $13,076.1     $20,639.9      $9,374.8     $15,101.8

Net charge-offs(1)..................     $5,066.1    $11,433.9     $17,618.4      $7,917.2     $13,174.9

Net charge-offs as a percent of
 average outstanding................         1.63%        2.03%         1.72%         1.81%         1.72%

----------

(1) Net charge-offs are gross charge-offs minus recoveries on Motor Vehicle Contracts previously charged off.